VAN WAGONER FUNDS, INC.

                      Supplement dated July 18, 2005 to the
            Statement of Additional Information dated April 30, 2005
                     As previously supplemented May 19, 2005

    This supplement provides additional information beyond that contained in the Statement of Additional Information.

         Effective July 18, 2005, the Funds' policy regarding the disclosure of portfolio holdings has been revised.

THE FOLLOWING SECTION REPLACES THE INFORMATION UNDER THE SUB-HEADING "DISCLOSURE OF PORTFOLIO HOLDINGS" FOUND ON PAGE 18 OF THE STATEMENT OF ADDITIONAL INFORMATION.


         The Funds maintain written policies and procedures regarding the disclosure of their portfolio holdings to ensure that any such disclosure is in the best interests of the Funds' shareholders. The Funds' Chief Compliance Officer will report annually to the Board of Directors with respect to the Funds' portfolio holdings disclosure policies. The officers of the Funds receive reports on a regular basis as to any purchases and redemptions of shares of the Funds to determine if there was any unusual trading as a result of the disclosure of portfolio holdings. The officers of the Funds will report to the Board of Directors any such unusual trading.

         The Funds have entered into arrangements with certain third party service providers for services that require these groups to have access to the Funds' portfolios on a daily basis. For example, the Funds' administrator and fund accountant is responsible for maintaining the accounting records of the Funds, which includes maintaining a current portfolio of each Fund. The Funds also undergo an annual audit that requires the Funds' independent auditor to review each Fund's portfolio. In addition to the fund accountant, the Funds' custodian also maintains an up-to-date list of each Fund's holdings. The Funds also make their portfolios available to their transfer agent for the transfer agent's use in responding to shareholder inquiries. This information is made available on a monthly basis after such information is at least 30 days old. Each of these parties is contractually and/or ethically prohibited from sharing the Funds' portfolios or trading on such information unless specifically authorized by Van Wagoner Funds, Inc.

         The Funds may provide their entire portfolios to the following rating and ranking organizations:

         o    Morningstar, Inc.
         o    Lipper, Inc.
         o    Standard & Poor's Ratings Group
         o    Bloomberg L.P.
         o    Thomson Financial Research
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         The Funds' management has determined that these  organizations  provide investors with a valuable service and, therefore, are willing to provide them with portfolio information. The Funds may not pay these organizations or receive any compensation from them for providing this information. The Funds will provide these organizations with portfolio information on a monthly basis after such information is at least 30 days old. Since the information provided is at least 30 days old, it is not provided on the condition that it be kept confidential or that these organizations not trade on the information.

         The Funds publish their top five positions at the end of each month on their website (WWW.VANWAGONER.COM). Information on each Fund's asset breakdown is also available. This information is updated approximately 15 business days following the end of each month. It is available to anyone that visits the website.


















          INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE